UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21896

                     OLD MUTUAL ABSOLUTE RETURN FUND, L.L.C.
               (Exact name of registrant as specified in charter)

                                    --------

                          800 Westchester Avenue, S-618
                            Rye Brook, New York 10573
               (Address of principal executive offices) (Zip code)

                          SEI Investments Distributors
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-888-266-2200

                        DATE OF FISCAL YEAR END: MARCH 31

                    DATE OF REPORTING PERIOD: MARCH 31, 2008

ITEM 1.    REPORTS TO STOCKHOLDERS.


Old Mutual Absolute Return Fund, L.L.C.
(formerly Old Mutual 2100 Absolute Return Fund, L.L.C.)

Financial Statements

For the year ended March 31, 2008

                     Old Mutual Absolute Return Fund, L.L.C.

                                Table of Contents

Financial Statements:

Report of Independent Registered Public Accounting Firm ...................    1
Statement of Assets and Liabilities .......................................    2
Statement of Operations ...................................................    3
Statements of Changes in Members' Capital .................................    4
Statement of Cash Flows ...................................................    5
Financial Highlights ......................................................    6
Notes to Financial Statements .............................................    7
Board of Managers and Officers of the Fund (unaudited) ....................   15

For a description of the portfolio holdings of the Master Fund (as defined in Note 1), into which the Fund invests substantially all of its assets, please see the attached financial statements of the Master Fund, which should be read in conjunction with the financial statements of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the
Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll free (888) 266-2200; and (ii) on the Commission's website at http://www.sec.gov.

                                                     Anchin, Block & Anchin, LLP
                                                          Accountants & Advisors
                                                1375 Broadway New York, NY 10018
                                                                    212 840-3456
                                                                  WWW.ANCHIN.COM

             Report of Independent Registered Public Accounting Firm

To the Board of Managers and Members
Old Mutual Absolute Return Fund, L.L.C.

      We have audited the accompanying statement of assets and liabilities of Old Mutual Absolute Return Fund, L.L.C. (formerly Old Mutual 2100 Absolute Return Fund, L.L.C.) as of March 31, 2008 and the related statements of operations and cash flows for the year then ended and changes in members' capital and financial highlights for the year then ended and the period for November 1, 2006 (commencement of operations) through March 31, 2007. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. As more fully described in the notes to the financial statements, the Company invests all of its assets in Old Mutual Absolute Return Master Fund, L.L.C. The audited financial statements of Old Mutual Absolute Return Master Fund, L.L.C. are attached and are an integral part of these statements.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Old Mutual Absolute Return Fund, L.L.C. as of March 31, 2008, and the results of its operations and its cash flows for the year then ended and changes in members' capital and financial highlights for the year then ended and for the period November 1, 2006 (commencement of operations) through March 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

                                                      Anchin, Block & Anchin LLP

New York, N. Y.
May 29, 2008

                     Old Mutual Absolute Return Fund, L.L.C.
                       Statement of Assets and Liabilities
                                 March 31, 2008

ASSETS
Investment in Old Mutual Absolute Return Master Fund, L.L.C.            $ 11,618,919
Receivable due from Adviser                                                  837,307
Due from Old Mutual Absolute Return Master Fund, L.L.C.                       53,178
Other assets                                                                   8,887
                                                                        ------------
   TOTAL ASSETS                                                           12,518,291
                                                                        ------------

LIABILITIES
Administration fees payable                                                   87,915
Professional fee payable                                                      60,239
Redemptions payable                                                           54,822
Management fee payable                                                        48,986
Marketing and Member Servicing fees payable                                   17,879
Board of Managers' fees payable                                                3,750
Other accrued expenses                                                        15,601
                                                                        ------------
   TOTAL LIABILITIES                                                         289,192
                                                                        ------------

   NET ASSETS                                                           $ 12,229,099
                                                                        ============

MEMBERS' CAPITAL
Net capital                                                             $ 10,970,694
Accumulated net investment loss                                             (398,869)
Net realized gain on investments allocated from Master Fund                  496,741
Net unrealized appreciation on investments allocated from Master Fund      1,160,533
                                                                        ------------
   MEMBERS' CAPITAL                                                     $ 12,229,099
                                                                        ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Old Mutual Absolute Return Fund, L.L.C.
                             Statement of Operations
                        For the year ended March 31, 2008

INVESTMENT INCOME ALLOCATED FROM OLD MUTUAL ABSOLUTE RETURN
   MASTER FUND, L.L.C.:
     Interest                                                       $    32,985
                                                                    -----------
EXPENSES ALLOCATED FROM OLD MUTUAL ABSOLUTE RETURN MASTER FUND,
   L.L.C.:
     Professional fees                                                  211,001
     Insurance fees                                                      23,202
     Marketing fees                                                      20,914
     Filing fees                                                         10,263
     Reimbursement expense                                               13,457
     Offering costs                                                       7,761
     Board of Managers' fees                                              6,760
     Administration fee                                                   4,507
     Custody fee                                                          1,352
     Other expenses                                                       9,513
                                                                    -----------
       Total Expenses allocated from Old Mutual Absolute Return
         Master Fund, L.L.C.                                            308,730
                                                                    -----------
FUND EXPENSES:
     Professional fees                                                  176,932
     Management fee                                                     136,241
     Administration fee                                                 105,650
     Marketing and Member Servicing fee                                 100,005
     Offering costs                                                      47,352
     Filing fees                                                         47,411
     Registration fees                                                   21,936
     Marketing fees                                                      19,325
     Board of Managers' fees                                              7,500
     Custody fee                                                          1,500
     Other expenses                                                      16,131
                                                                    -----------
       Total Fund Expenses                                              679,983
                                                                    -----------
     Total expenses before reimbursement                                988,713

     Fund expenses reimbursed                                          (661,505)
                                                                    -----------
       Net Expenses                                                     327,208
                                                                    -----------
NET INVESTMENT LOSS                                                    (294,223)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ALLOCATED
   FROM MASTER FUND
Net realized gain on investments allocated from Master Fund             501,197
Net change in unrealized appreciation on on investments allocated
   from Master Fund                                                     676,285
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN                                      1,177,482
                                                                    -----------
NET INCREASE IN MEMBERS' CAPITAL DERIVED FROM INVESTMENT
   ACTIVITIES                                                       $   883,259
                                                                    ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Old Mutual Absolute Return Fund, L.L.C.
                    Statements of Changes in Members' Capital

                                                      For the Year    November 1, 2006*
                                                         Ended               to
                                                     March 31, 2008     March 31, 2007
                                                     --------------   -----------------
FROM INVESTMENT ACTIVITIES:
   Net investment loss**                             $     (294,223)  $        (104,646)
   Net realized gain on investments
      allocated from Master Fund                            501,197              (4,456)
   Net change in unrealized appreciation on
      investments allocated from Master Fund                676,285             484,248
                                                     --------------   -----------------

         Net increase in Members' Capital
            derived from investment activities              883,259             375,146
                                                     --------------   -----------------

MEMBERS' CAPITAL TRANSACTIONS:
   Proceeds from Sales of Interests                       1,282,375           9,696,310
   Redemptions of Interests                                (107,991)                 --
                                                     --------------   -----------------
      Total Members' Capital Transactions                 1,174,384           9,696,310
                                                     --------------   -----------------

NET INCREASE IN MEMBERS' CAPITAL:                         2,057,643          10,071,456
Members' Capital at Beginning of Period                  10,171,456             100,000
                                                     --------------   -----------------
Members' Capital at End of Period                    $   12,229,099   $      10,171,456
                                                     ==============   =================

ACCUMULATED NET INVESTMENT LOSS                      $     (398,869)  $        (104,646)
                                                     ==============   =================

 *    Commencement of operations.

**    Investment income less net expenses.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Old Mutual Absolute Return Fund, L.L.C.
                             Statement of Cash Flows
                        For the year ended March 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in Members' Capital derived from investment activities         $   883,259
Adjustments to reconcile net increase in Members' Capital derived from investment activities to net cash used in operating activities:
      Purchases of investment in Old Mutual
         Absolute Return Master Fund, L.L.C.                                 (1,229,198)
      Proceeds from sales of investment in Old Mutual
         Absolute Return Master Fund, L.L.C.                                    489,150
      Net realized gain on investments allocated
         from Master Fund                                                      (501,197)
      Net change in unrealized appreciation on
         investments allocated from Master Fund                                (676,285)
      Net investment loss allocated from Master Fund                            275,745
      Increase in receivable from Master Fund                                    (2,837)
      Decrease in deferred offering costs                                        47,352
      Increase in receivable due from Adviser                                  (578,402)
      Increase in other assets                                                   (8,887)
      Decrease in management fee payable                                         (2,203)
      Increase in administration fee payable                                     57,329
      Decrease in professional fees payable                                      (6,707)
      Increase in Member Services fee payable                                    17,879
      Increase in Board of Managers' fees payable                                 2,708
      Increase in other accrued expenses                                          3,088
                                                                            -----------
Net cash used in operating activities                                        (1,229,206)
                                                                            -----------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of Interests                                              1,282,375
Redemptions of Interests                                                        (53,169)
                                                                            -----------
Net cash provided by financing activities                                     1,229,206
                                                                            -----------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                              --
Cash and cash equivalents, beginning of Year                                         --
                                                                            -----------
CASH AND CASH EQUIVALENTS, END OF YEAR                                      $        --
                                                                            ===========

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES:
Redemptions payable                                                         $    54,822
                                                                            ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Old Mutual Absolute Return Fund, L.L.C.
                              Financial Highlights

                                                      For the Year    November 1, 2006*
                                                          Ended               to
                                                     March 31, 2008     March 31, 2007
                                                     --------------   -----------------
Total Return                                               8.31%            3.85% (1)

Net assets, end of period (000's)                      $ 12,229         $ 10,171

Ratio to average net assets:
   Expenses, before waivers and
      reimbursements (2)                                   8.92%            8.95% (3)
   Expenses, net of waivers and
      reimbursements (2)                                   2.95%            2.95% (3)
   Net investment loss, before waivers
      and reimbursements                                  (8.62)%          (8.56)% (3)
   Net investment loss, net of waivers
      and reimbursements                                  (2.65)%          (2.56)% (3)

Portfolio turnover rate (5)                               25.01%            2.52% (4)

  *   Commencement of operations.

(1)   Total return is for the period indicated and has not been annualized.

(2) Expenses of Portfolio Funds from the Master Fund are not included in the expense ratio.

(3)   Annualized.

(4)   Not annualized.

(5) Represents portfolio turnover rate of Old Mutual Absolute Return Master Fund, L.L.C.

Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Old Mutual Absolute Return Fund, L.L.C.
                          Notes to Financial Statements

                                 March 31, 2008

1. ORGANIZATION

Old Mutual Absolute Return Fund, L.L.C. (the "Fund") (formerly Old Mutual 2100 Absolute Return Fund, L.L.C.) is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, closed-end, management investment company, which was formed on April 25, 2006 and commenced operations on November 1, 2006.

Investors  who  purchase  limited   liability  company  interests  in  the  Fund
("Interests") and are admitted to the Fund by its Board of Managers (the "Board"), become members of the Fund ("Members").

The Fund employs a "fund of funds" investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund is similar to a private investment fund in that it is actively managed and Interests are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it has registered as an investment company under the 1940 Act and has registered the offering of its Interests under the Securities Act of 1933, as amended (the "1933 Act").

The Fund's investment objective is to seek to generate attractive returns while attempting to reduce volatility. In pursuing its investment objective, the Fund invests substantially all of its assets in Old Mutual Absolute Return Master Fund, L.L.C. (the "Master Fund") (fomerly Old Mutual 2100 Absolute Return Master Fund, L.L.C.), a Delaware limited liability company, which, like the Fund, is registered under the 1940 Act. The Master Fund, in turn, invests its assets primarily in private investment funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Master Fund has the same investment objective and substantially the same investment policies as those of the Fund. The form of investment structure is commonly known as a "master/feeder fund" arrangement.

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Fund:

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Adviser (as defined in Note 3.A.) to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

                     Old Mutual Absolute Return Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

B. Portfolio Valuation and Investment Transactions

The net asset value of the Fund is determined by or at the direction of the Adviser as of the close of business as of the end of each month in accordance with the valuation principles as may be determined from time to time pursuant to policies established by the Board. The net asset value of the Fund is primarily based on the net asset value of its interest in the Master Fund. The net asset value of the Master Fund is primarily based on the fair value of each of its interests in Portfolio Funds. The valuation of Portfolio Funds held by the Master Fund is discussed in the notes to the Master Fund's financial statements. The audited financial statements of the Master Fund are attached, including the schedule of investments, and are an integral part of these financial statements. The percentage of the Master Fund owned by the Fund at March 31, 2008 was 89.7%.

The Fund records its proportionate share of the Master Fund's investment income, expenses, realized and unrealized gains and losses.

C. Income Taxes

Counsel to the Fund rendered an opinion that the Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes. Counsel to the Fund also has rendered its opinion that, under a "facts and circumstances" test, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund adopted FIN 48 effective April 1, 2007. Based on its analysis, management has determined that the adoption of FIN 48 did not have a material impact to the Fund's financial statements upon adoption. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

D. Distribution Policy

The Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

                     Old Mutual Absolute Return Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

E. Cash and cash equivalents

The Fund maintains a bank account in Pennsylvania. The Federal insurance on this account insures cash balances up to $100,000.

F. Income and Expense Recognition

The Fund records its proportionate share of the Master Fund's investment income, expenses, realized and unrealized gains and losses.

3. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER

A. Related Parties

Larch Lane Advisors LLC (the "Adviser") (formerly, 2100 Larch Lane LLC), a Delaware limited liability company, serves as the investment adviser of the Fund pursuant to an agreement dated October 13, 2006. The initial term of the agreement expires on October 13, 2008 and may be continued in effect from year to year thereafter if its continuance is approved annually. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). LLA Holdings, LLC, the special member of the Adviser, owns 81.25% of the Adviser and is an indirect majority-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual plc, a London exchange listed international financial services firm. OMUSH is also a member of the Fund and the Master Fund. OMUSH purchased $100,000 of Interests during the period ended March 31, 2007. OMUSH did not purchase or sell any Interests during the year ended March 31, 2008 and owns $112,493 of Interests as of March 31, 2008. The Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund.

In consideration for the services provided by the Adviser, the Fund pays the Adviser a monthly management fee, payable in arrears within 30 business days after the end of the month, at an annualized rate of 1.25% of the Fund's net assets as of the end of each month, after adjustment for any purchases and repurchases of Interests during the month.

The Fund has entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of OMUSH, dated October 13, 2006 to act as the distributor for the sale of Interests and facilitate and assist in (or arrange for) the provision by broker-dealers ("Selected Dealers") of investor services ("Member Services") to Members that are customers of Selected Dealers. Member Services refer principally to handling Member inquiries regarding the Fund or their investments in the Fund. The initial term of the agreement expires on October 13, 2008 and may be continued in effect from year to year thereafter if its continuance is approved annually.

The Distributor is entitled to charge a sales load to each investor on the purchase price of its Interests of up to 2%. The specific amount of the sales load paid with respect to a Member is generally dependent on the size of the investment in the Fund. The sales load will be charged as a percentage of an investor's investment amount. The sales load will not constitute an investment made by the investor in the Fund.

                     Old Mutual Absolute Return Fund, L.L.C.
                    Notes to Financial Statements (continued)

3. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

The sales load may be adjusted or waived at the sole discretion of the applicable selected dealer in consultation with the Fund, and is expected to be waived for the Adviser and its affiliates, including the directors, partners, principals, officers and employees of each of these entities, and employees of the Selected Dealers and certain of their affiliates. The amount of sales load charged by the distributor for the year ended March 31, 2008 was $7,625.

In addition, as compensation for the sale and marketing of Interests, as well as providing Member Services, the Fund pays the Distributor a monthly fee at an annual rate of 0.90% of the net assets of the Fund (the "Marketing and Member Servicing Fee"). This fee is calculated as of the end of the month, after adjustment for any purchases and repurchases of Interests during the month. The fee is due and payable in arrears within 30 business days after the end of such month.

The Fund and the Master Fund have entered into a Master/Feeder Agreement dated October 13, 2006. Pursuant to the agreement, the Fund and the Master Fund will each have the same investment objective and substantially the same investment policies. The Fund will pursue its investment objective by investing on an ongoing basis substantially all of its investable assets in the Master Fund in exchange for limited liability company interests in the Master Fund. The
Master/Feeder Agreement will remain in effect unless terminated by the Fund or the Master Fund.

B. Other

Pursuant to an administrative services agreement dated October 13, 2006 and amended February 8, 2007, SEI Investments Global Funds Services (the "Administrator"), provides various administrative services to the Fund and the Master Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Interests; reviewing and, subject to approval by the Fund, accepting subscriptions for Interests and accepting payment therefore; performing all acts related to the repurchase of Interests; and performing all other clerical services necessary in connection with the administration of the Fund. The initial term of the agreement expires on November 1, 2009 and may be continued in effect from year to year thereafter if its continuance is approved annually.

In consideration for the services provided by the Administrator, the Fund pays the Administrator an annual fee, calculated and assessed monthly in arrears based on the aggregate net assets of the Fund as of the prior month end as follows: 0.13% on the first $100 million in aggregate net assets, 0.11% on the next $200 million in net assets, 0.09% on the next $200 million in net assets, and 0.07% on aggregate net assets in excess of $500 million, subject to a minimum annual fee of $85,000 through October 31, 2007, with an increase to $135,000 for the next contract year, which will increase in subsequent years and which is allocated among the Fund and Old Mutual Absolute Return Institutional Fund, L.L.C. on a pro rata basis among the funds based on the net assets of each fund.

SEI Private Trust Company (the "Custodian") serves as the custodian for the assets of the Fund pursuant to an agreement dated October 13, 2006. In consideration for the services provided by the Custodian, the Fund pays the Custodian a monthly fee at an annualized rate of 0.0025% of the Fund's net assets, subject to a minimum annual fee of $1,500. The agreement will remain in effect unless terminated by the Fund or the Custodian.

                     Old Mutual Absolute Return Fund, L.L.C.
                    Notes to Financial Statements (continued)

3. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER (CONCLUDED)

The Custodian also serves as the escrow agent with respect to monies received from prospective investors in advance of dates when Interests may be purchased and monies may be transmitted to the Fund pursuant to an agreement dated October 13, 2006. In consideration for the services provided by the Custodian as escrow agent to the Fund, the Fund pays the Custodian a monthly fee at an annualized rate of 0.0025% of the Fund's net assets, subject to a minimum annual fee of $1,500, which is included in other expenses. The agreement will remain in effect unless terminated by the Fund or the Custodian.

The Fund is managed by the Board and each member of the Board who is not an "interested manager" of the Fund, as defined by the 1940 Act (the "Independent Managers"), is entitled to an annual retainer of $2,500 and will be reimbursed by the Fund for travel-related expenses. The Independent Managers of the Board are Gerald Hellerman, Paul D. Malek, and George W. Morriss.

4. FUND EXPENSES

In addition to fees paid under the Investment Management Agreement, Distribution Agreement, Administrative Services Agreement and Custodian Agreement, the Fund bears its own operating expenses and, through its investment in the Master Fund, its portion of the Master Fund's operating expenses. These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid director or indirectly to Portfolio Managers, investment-related interest expenses, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund, transfer taxes and premiums and taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Fund and the Master Fund; entity-level taxes, audit and tax preparation fees and expenses; administrative expenses and fees of the Master Fund; custody expenses of the Fund and the Master Fund; escrow expenses of the Fund; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund and the Master Fund; fees and travel-related expenses of the Board of the Fund and the Master Fund who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and Master Fund's transactions among the sub-adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

The Fund also indirectly bears fees and expenses of the Master Fund, as an investor in the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.

Expenses of the Fund are paid by the Master Fund, with a corresponding charge to the Fund's capital account.

                     Old Mutual Absolute Return Fund, L.L.C.
                    Notes to Financial Statements (continued)

4. FUND EXPENSES (CONTINUED)

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement dated October 13, 2006 (the "Expense Limitation Agreement") under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Fund), to the extent that they exceed 2.95% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in the excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation. As of March 31, 2008, the amount of the carryforward is $1,136,585 of which includes $475,080 and $661,505 from the fiscal years ended March 31, 2007 and 2008, respectively. None of the fees charged to the fund by the Portfolio Funds will be subject to the Expense Limitation Agreement. In addition the Adviser has also paid various expenses for the Fund for which the Fund has a non-interest bearing payable which is due upon demand, and is offset against the receivable.

5. INITIAL OFFERING COSTS AND ORGANIZATION EXPENSES

The Fund incurred initial offering costs totaling approximately $81,175 comprised principally of legal costs pertaining to the preparation of the Fund's offering documents. These costs were amortized over the initial twelve-month period which expired on October 31, 2007.

6. BORROWINGS

The Fund and the Master Fund are authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund and the Master Fund are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. The Fund had no borrowings during the year ended March 31, 2008.

7. CAPITAL ACCOUNTS AND ALLOCATIONS

The Fund maintains a separate capital account for each Member. The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) are credited to or debited against the capital accounts of Members as of the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member's investment percentage is determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.

                     Old Mutual Absolute Return Fund, L.L.C.
                    Notes to Financial Statements (continued)

7. CAPITAL ACCOUNTS AND ALLOCATIONS (CONTINUED)

A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of: (i) the last day of each fiscal year (March 31); (ii) the last day of each taxable year (December 31); (iii) the day preceding the date as of which any contributions to the capital of the Fund is made; (iv) any day as of which the Fund repurchases the Interest (or portion thereof) of any Member; or (v) any day as of which any amount is credit to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

8. SUBSCRIPTIONS AND REDEMPTIONS OF INTERESTS

Generally, the minimum initial investment in the Fund from each investor is $250,000 and the minimum additional investment in the Fund is $25,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board.

Generally, the Fund expects to offer Interests once a month as of the first business day of each month or more or less frequently in the sole discretion of the Board.

Generally, Interests are not redeemable and a Member has no right to require the Fund to redeem its Interest. The Fund will from time to time make offers to repurchase Interests from Members pursuant to written tenders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Interests or portions thereof from Members, the Board will consider the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board that the Fund offer to repurchase Interests from Members four times each year, as of the last day of each calendar quarter.

The Board will also consider the following factors, among others, in making a determination as to whether to make an offer to repurchase Interests from
Members: (i) whether any Members have requested the Fund to repurchase their Interests or portions thereof; (ii) the liquidity of the Fund's assets (including the liquidity of investments held by the Master Fund); (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Interests; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

9. TENDER OFFER

On March 31, 2008 the Fund offer to purchase up to $1,000,000 of interest from tendered by Members at a price equal to the net asset value as of June 30,2008. In May 2008, the fund accepted tender offer requests of approximately $30,000. The final tender amount will be based upon the June 30, 2008 net asset value.

                     Old Mutual Absolute Return Fund, L.L.C.
                    Notes to Financial Statements (continued)

10. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

12. SUBSEQUENT EVENT

Subsequent to year end through May 29, 2008, the Fund received proceeds from sales of Interests of $3,070,117.

                     Old Mutual Absolute Return Fund, L.L.C.
             Board of Managers and Officers of the Fund (unaudited)

------------------------------------------------------------------------------------------------------------------------------
                      TERM OF                                               NUMBER OF
                      OFFICE                                                FUNDS IN
NAME, AGE,            AND                                                   FUND         OTHER
AND POSITION          LENGTH             PRINCIPAL                          COMPLEX      DIRECTORSHIPS
WITH THE              OF TIME            OCCUPATION DURING                  OVERSEEN     HELD BY
FUND                  SERVED             PAST 5 YEARS                       BY MANAGER   MANAGERS
------------------------------------------------------------------------------------------------------------------------------
                                                    DISINTERESTED MANAGERS+
------------------------------------------------------------------------------------------------------------------------------
Gerald Hellerman      Indefinite/Since   Principal, Hellerman Associates        6        Director, The Mexico Equity and
                      October 2006       (financial and corporate                        Income Fund, Inc.; Director,
Year of Birth: 1937                      consulting), 1993 - present;                    Innovative Clinical Solutions, Ltd.;
                                         Chief Compliance Officer, The                   Director, FNC Realty; Director,
Manager                                  Mexico Equity and Income Fund,                  AirNet Systems, Inc.; Director, MVC
                                         Inc., June 2001 - present.                      Capital, Inc.; Director, Brantley
                                                                                         Capital Corporation
------------------------------------------------------------------------------------------------------------------------------
Paul D. Malek         Indefinite/Since   General Counsel, Latigo                6        None
                      October 2006       Partners, LP (investment
Year of Birth: 1967                      management), February 2006 -
                                         present; Associate, Milbank,
Manager                                  Tweed, Hadley & McCloy LLP, May
                                         2001 - January 2006.
------------------------------------------------------------------------------------------------------------------------------
George W. Morriss     Indefinite/Since   Executive Vice President and           6        Trustee/Director, open-end and
                      October 2006       Chief Financial Officer,                        closed-end funds in Neuberger Berman
Year of Birth: 1947                      People's Bank (financial                        Fund Complex.
                                         services company), 1991 - 2001.
Manager
------------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED MANAGER*+
------------------------------------------------------------------------------------------------------------------------------
Matthew Appelstein    Indefinite/Since   Senior Vice President of Product       6        Trustee, Old Mutual/Claymore Long-
                      April 2008         Strategy and Retirement Solution                Short Fund; Trustee, TS&W/Claymore
Year of Birth: 1961                      Planning, Old Mutual (US)                       Tax-Advantaged Balanced Fund
                                         Holdings Inc., 2007 - present;
Manager, President                       Head of Investment Services and
and Chief Executive                      Product Development, Old Mutual
Officer                                  (US) Holdings Inc., 2003 - 2007.
------------------------------------------------------------------------------------------------------------------------------

                     Old Mutual Absolute Return Fund, L.L.C.
       Board of Managers and Officers of the Fund (unaudited) (concluded)

-------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF
                      TERM OF                                               FUNDS IN
                      OFFICE                                                FUND
NAME, AGE,            AND                                                   COMPLEX      OTHER
AND POSITION          LENGTH             PRINCIPAL                          OVERSEEN     DIRECTORSHIPS
WITH THE              OF TIME            OCCUPATION DURING                  BY           HELD BY
FUND                  SERVED             PAST 5 YEARS                       MANAGER      MANAGERS
-------------------------------------------------------------------------------------------------------
                                     OFFICERS WHO ARE NOT MANAGERS+
-------------------------------------------------------------------------------------------------------
Ross Weissman         Indefinite/Since   Chief Financial Officer, Larch         N/A           N/A
                      October 2006       Lane Advisors LLC, 2005 -
Year of Birth: 1970                      present; Controller and Chief
                                         Financial Officer, Larch Lane
Treasurer and Chief                      Advisors LP, 1999 - 2005.
Financial Officer
-------------------------------------------------------------------------------------------------------
M. Todd Williams      Indefinite/Since   Chief Compliance Officer and           N/A           N/A
                      October 2006       Chief Legal Officer, Larch Lane
Year of Birth: 1972                      Advisors LLC, 2003 - present;
                                         Assistant General Counsel,
Chief Compliance                         Ranger Capital, March 2003 -
Officer                                  July 2003; Associate, Akin Gump
                                         Strauss Hauer & Feld, LLP,
                                         September 1998 - February 2003.
-------------------------------------------------------------------------------------------------------

* Manager who is an "interested person" (as defined by the 1940 Act) of the Fund because he is the Principal Executive Officer of the Fund and he is an officer of an affiliate of the Adviser.

+ The address of each Manager and Officer is as follows: c/o Larch Lane Advisors LLC, 800 Westchester Avenue, S-618, Rye Brook, New York 10573.

Old Mutual Absolute Return Master Fund, L.L.C.
(formerly Old Mutual 2100 Absolute Return Master Fund, L.L.C.)

Financial Statements

For the year ended March 31, 2008

                 Old Mutual Absolute Return Master Fund, L.L.C.

                                Table of Contents

Financial Statements:

Report of Independent Registered Public Accounting Firm...................     1
Schedule of Investments...................................................     2
Statement of Assets and Liabilities.......................................     4
Statement of Operations...................................................     5
Statements of Changes in Members' Capital.................................     6
Statement of Cash Flows...................................................     7
Financial Highlights......................................................     8
Notes to Financial Statements.............................................     9
Board of Managers and Officers of the Fund (unaudited)....................    22

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the
Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll free (888) 266-2200; and (ii) on the Commission's website at http://www.sec.gov.

                                                     Anchin, Block & Anchin, LLP
                                                          Accountants & Advisors
                                                1375 Broadway New York, NY 10018
                                                                    212 840-3456
                                                                  WWW.ANCHIN.COM

             Report of Independent Registered Public Accounting Firm

To the Board of Managers and Members
Old Mutual Absolute Return Master Fund, L.L.C.

      We have audited the accompanying statement of assets and liabilities of Old Mutual Absolute Return Master Fund, L.L.C. (formerly Old Mutual 2100 Absolute Return Master Fund, L.L.C.) as of March 31, 2008 and the related statements of operations and cash flows for the year then ended and changes in members' capital and financial highlights for the year then ended and for the period November 1, 2006 (commencement of operations) through March 31, 2007. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We  conducted  our audits in  accordance  with  auditing  standards of the
Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2008, by correspondence with custodian and portfolio funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Old Mutual Absolute Return Master Fund, L.L.C. as of March 31, 2008, and the results of its operations and its cash flows for the year then ended and changes in members' capital and financial highlights for the year then ended and for the period November 1, 2006 (commencement of operations) through March 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

                                                      Anchin, Block & Anchin LLP

New York, N. Y.
May 29, 2008

                 Old Mutual Absolute Return Master Fund, L.L.C.
                             Schedule of Investments
                                 March 31, 2008

           INVESTMENT STRATEGIES AS A PERCENTAGE OF TOTAL INVESTMENTS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Capital Structure Arbitrage                                                 5.6%

Commodity Trading Advisor                                                  20.5%

Equity Long Bias                                                           11.8%

Equity Market Neutral                                                      12.2%

Equity Variable Bias                                                       17.5%

Event Driven                                                               11.7%

Long/Short Equity                                                          14.2%

Relative Value                                                              6.5%

                                                                                     %* OF
                                                                                    MEMBERS'
PORTFOLIO FUND                                           COST           VALUE       CAPITAL    LIQUIDITY
--------------------------------------------------------------------------------------------------------
CAPITAL STRUCTURE ARBITRAGE:
BAM Opportunity Fund, L.P.                          $     514,000   $     600,403       4.63%  Quarterly
                                                    -----------------------------------------
   TOTAL CAPITAL STRUCTURE ARBITRAGE                      514,000         600,403       4.63%
                                                    -----------------------------------------

COMMODITY TRADING ADVISOR:
Renaissance Institutional Futures Fund LLC                419,437         457,643       3.53%  Monthly
Sumatra Futures Fund LP                                   450,000         509,822       3.94%  Quarterly
Tudor Tensor Fund, L.P.                                 1,000,000       1,231,024       9.50%  Monthly
                                                    -----------------------------------------
   TOTAL COMMODITY TRADING ADVISOR                      1,869,437       2,198,489      16.97%
                                                    -----------------------------------------

EQUITY LONG BIAS:
JANA Partners Qualified, L.P.                             448,000         469,769       3.63%  Quarterly
Quadrangle Equity Investors, L.P.                         415,000         415,869       3.21%  Quarterly
Renaissance Institutional Equities Fund, LLC              397,497         381,175       2.94%  Monthly
                                                    -----------------------------------------
   TOTAL EQUITY LONG BIAS                               1,260,497       1,266,813       9.78%
                                                    -----------------------------------------

EQUITY MARKET NEUTRAL:
The Black Mesa Fund, LLC                                  227,284         239,897       1.85%  Monthly
Two Sigma Spectrum U.S. Fund, L.P.                      1,000,000       1,062,186       8.20%  Quarterly
                                                    -----------------------------------------
   TOTAL EQUITY MARKET NEUTRAL                          1,227,284       1,302,083      10.05%
                                                    -----------------------------------------

                 Old Mutual Absolute Return Master Fund, L.L.C.
                       Schedule of Investments (concluded)
                                 March 31, 2008

                                                                                     %* OF
                                                                                    MEMBERS'
PORTFOLIO FUND                                           COST           VALUE       CAPITAL    LIQUIDITY
--------------------------------------------------------------------------------------------------------
EQUITY VARIABLE BIAS:
7x7 Institutional Partners, L.P.                    $     458,000   $     542,739       4.19%  Monthly
Cedar Hill Capital Partners Onshore, L.P.                 200,767         792,814       6.12%  Quarterly
Rosen Real Estate Securities Value Fund II, L.P.          468,000         536,683       4.14%  Quarterly
                                                    -----------------------------------------
   TOTAL EQUITY VARIABLE BIAS                           1,126,767       1,872,236      14.45%
                                                    -----------------------------------------

EVENT DRIVEN:
Claren Road Credit Partners, L.P.                         458,000         533,318       4.11%  Quarterly
GoldenTree Partners, L.P.                                 708,000         718,509       5.55%  Quarterly
                                                    -----------------------------------------
   TOTAL EVENT DRIVEN                                   1,166,000       1,251,827       9.66%
                                                    -----------------------------------------

LONG/SHORT EQUITY:
FrontPoint Onshore Financial Services Fund, L.P.          500,000         494,011       3.81%  Quarterly
Galante Partners, L.P.                                    500,000         529,443       4.09%  Quarterly
Longbow Infrastructure, L.P.                              500,000         495,380       3.82%  Quarterly
                                                    -----------------------------------------
   TOTAL LONG/SHORT EQUITY                              1,500,000       1,518,834      11.72%
                                                    -----------------------------------------

RELATIVE VALUE:
Ellington Mortgage Partners, L.P.                         823,992         702,328       5.42%  Quarterly **
                                                    -----------------------------------------
   TOTAL RELATIVE VALUE                                   823,992         702,328       5.42%
                                                    -----------------------------------------

   TOTAL PORTFOLIO FUNDS                            $   9,487,977   $  10,713,013      82.68%
                                                    =========================================

 *    Percentages are based on Members' Capital at end of period of $12,957,208.

**    The manager has temporarily suspended redemptions.

      The aggregate cost of investments for tax purposes was $9,487,977. Net unrealized appreciation on investments for tax purposes was $1,225,036 consisting of $1,373,631 of gross unrealized appreciation and ($148,595) of gross unrealized depreciation.

      The investments in Portfolio Funds shown above, representing 82.68% of Members' Capital, have been fair valued as described in Note 2.B.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                       Statement of Assets and Liabilities
                                 March 31, 2008

ASSETS
Investments in Portfolio Funds, at fair value (cost $9,487,977)    $ 10,713,013
Cash and cash equivalents                                               226,877
Fund Investments Made in Advance                                      1,250,000
Receivable for Investments sold                                       1,073,593
Due from Old Mutual Absolute
   Return Institutional Fund, L.L.C.                                     99,020
Interest receivable                                                       3,997
                                                                   ------------
   TOTAL ASSETS                                                      13,366,500
                                                                   ------------

LIABILITIES
Payable to Adviser                                                      189,007
Professional fees payable                                               158,739
Redemptions payable                                                      53,178
Administration fees payable                                               3,493
Board of Managers' fees payable                                           3,750
Other accrued expenses                                                    1,125
                                                                   ------------
   TOTAL LIABILITIES                                                    409,292
                                                                   ------------

   NET ASSETS                                                      $ 12,957,208
                                                                   ============

MEMBERS' CAPITAL
Net capital                                                        $ 11,537,069
Accumulated net investment loss                                        (418,070)
Accumulated net realized gain on Portfolio Funds                        613,173
Net unrealized appreciation on investments in Portfolio Funds         1,225,036
                                                                   ------------
   MEMBERS' CAPITAL                                                $ 12,957,208
                                                                   ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                            Statement of Operations
                        For the year ended March 31, 2008

INVESTMENT INCOME:
   Interest                                                        $     36,632
                                                                   ------------

EXPENSES:
   Professional fees                                                    234,832
   Insurance fees                                                        25,872
   Marketing fees                                                        23,312
   Offering costs                                                         8,590
   Board of Managers' fees                                                7,500
   Administration fee                                                     5,000
   Custody fee                                                            1,500
   Other expenses                                                        36,921
                                                                   ------------
     Total expenses                                                     343,527
                                                                   ------------
NET INVESTMENT LOSS                                                    (306,895)
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)ON INVESTMENTS IN
   PORTFOLIO FUNDS
Net Realized Gain on Investments in Portfolio Funds                     618,091
Net Change in Unrealized Appreciation on Investments in
   Portfolio Funds                                                      690,424
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS IN PORTFOLIO
   FUNDS                                                              1,308,515
                                                                   ------------

NET INCREASE IN MEMBERS' CAPITAL DERIVED FROM INVESTMENT
   ACTIVITIES                                                      $  1,001,620
                                                                   ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                   Statements of Changes in Members' Capital

                                                                        For the Year     November 1, 2006*
                                                                           Ended                 to
                                                                       March 31, 2008      March 31, 2007
                                                                       ---------------   ------------------
FROM INVESTMENT ACTIVITIES:
   Net investment loss**                                               $     (306,895)   $        (111,175)
   Net realized gain (loss) on investments in Portfolio Funds                 618,091               (4,918)
   Net change in unrealized appreciation on investments in Portfolio
     Funds                                                                    690,424              534,612
                                                                       --------------    -----------------

       Net increase in Members' Capital derived from investment
         activities                                                         1,001,620              418,519
                                                                       --------------    -----------------

MEMBERS' CAPITAL TRANSACTIONS:
   Proceeds from Sales of Interests                                         1,481,395           10,696,310
   Redemptions of Interests                                                  (542,328)            (103,408)
                                                                       --------------    -----------------
     Total Members' Capital Transactions                                      939,067           10,592,902
                                                                       --------------    -----------------

NET INCREASE IN MEMBERS' CAPITAL:                                           1,940,687           11,011,421
Members' Capital at Beginning of Period                                    11,016,521                5,100
                                                                       --------------    -----------------
Members' Capital at End of Period                                      $   12,957,208    $      11,016,521
                                                                       ==============    =================

ACCUMULATED NET INVESTMENT LOSS                                        $     (418,070)   $        (111,175)
                                                                       ==============    =================

 *    Commencement of operations.

**    Investment income less net expenses.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                            Statement of Cash Flows
                        For the year ended March 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in Members' Capital derived from investment activities                $   1,001,620
Adjustments to reconcile net increase in Members' Capital derived from investment activities to net cash used in operating activities:
   Purchases of Portfolio Funds                                                       (2,796,271)
   Proceeds from sales of Portfolio Funds                                              4,138,385
   Net realized gain on Investments in Portfolio Funds                                  (618,091)
   Net change in unrealized appreciation on investments in Portfolio Funds              (690,424)
   Increase in receivable for Investments sold                                          (829,511)
   Decrease in deferred offering costs                                                     8,590
   Increase in interest receivable                                                        (2,027)
   Increase in Fund Investments Made in Advance                                       (1,250,000)
   Increase in due from Absolute Return Institutional Fund, L.L.C.                       (99,020)
   Decrease in due to Emerging Managers Master Fund, L.L.C.                              (99,000)
   Increase in payable to Adviser                                                         79,382
   Increase in professional fees payable                                                  69,330
   Increase in administration fee payable                                                  1,410
   Increase in Board of Managers' fees payable                                             2,708
   Decrease in other accrued expenses                                                    (26,968)
                                                                                   -------------
Net cash used in operating activities                                                 (1,109,887)
                                                                                   -------------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Sale of Interests                                                        1,481,395
Redemptions of Interests                                                                (539,491)
                                                                                   -------------
Net cash provided by financing activities                                                941,904
                                                                                   -------------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                               (167,983)
Cash and cash equivalents, beginning of Year                                             394,860
                                                                                   -------------
CASH AND CASH EQUIVALENTS, END OF YEAR                                             $     226,877
                                                                                   =============

SUPPLEMENTAL DISCLOSURE OF NON-CASH FINANCING ACTIVITIES
Redemptions payable                                                                $      53,178
                                                                                   =============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                              Financial Highlights

                                         For the Year    November 1, 2006*
                                            Ended               to
                                        March 31, 2008    March 31, 2007
                                        --------------   -----------------

Total Return                                 8.83%               3.95% (1)

Net assets, end of period (000's)       $  12,957        $     11,017

Ratio to average net assets:

   Expenses(2)                               2.86%               2.93% (3)

   Net investment loss                      (2.56)%             (2.52)% (3)

Portfolio turnover rate                     25.01%               2.52% (4)

  *   Commencement of operations.

(1)   Total return is for the period indicated and has not been annualized.

(2)   Expenses of Portfolio Funds are not included in the expense ratio.

(3)   Annualized.

(4)   Not annualized.

Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                          Notes to Financial Statements

                                 March 31, 2008

1. ORGANIZATION

Old Mutual Absolute Return Master Fund, L.L.C. (the "Fund") (formerly Old Mutual 2100 Absolute Return Master Fund, L.L.C.) is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, closed-end, management investment company, which was formed on April 25, 2006 and commenced operations on November 1, 2006. The Fund is a master fund in a master/feeder structure into which its feeder funds, Old Mutual Absolute Return Fund, L.L.C. (the "Feeder Fund") (formerly Old Mutual 2100 Absolute Return Fund, L.L.C.) and Old Mutual Absolute Return Institutional Fund, L.L.C. (the "Institutional Feeder Fund") (formerly Old Mutual 2100 Absolute Return Institutional Fund, L.L.C.), (collectively, the "Feeders" or "Members"), invest substantially all of their assets. As of March 31, 2008, the Feeder Fund's investment in the Fund represented 89.7% of Members' Capital, the Institutional Feeder Fund's investment in the Fund represented 1.6% of Members' Capital and an affiliate of the Adviser (as defined in Note 3.A.) had an investment in the Fund which represented 8.7% of Members' Capital.

The Fund employs a "fund of funds" investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund is similar to a private investment fund in that it is actively managed and interests in the Feeders ("Interests") are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it has registered as an investment company under the 1940 Act.

The Fund's investment objective is to seek to generate attractive returns while attempting to reduce volatility. The Fund invests its assets primarily in private investment funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Fund:

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. Portfolio Valuation and Investment Transactions

The net asset value of the Fund is determined by or at the discretion of the Adviser as of the close of business as of the end of each month in accordance with the valuation principles as may be determined from time to time pursuant to policies established by the Fund's Board of Managers (the "Board"). The net asset value of the Fund is primarily based on the fair value of each of its interests in Portfolio Funds. Ordinarily, these values are determined by the Portfolio Managers of the Portfolio Funds in accordance with the Portfolio Funds' valuation policies and as reported by the Portfolio Managers. As a general matter, the fair value of the Fund's interest in a Portfolio Fund represents the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.

The Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its assets. The Adviser or, in certain cases, the Fund's Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Fund's interests in a Portfolio Fund. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Board.

Ellington Mortgage Partners, L.P. is in the process of liquidating their portfolio. They still have active positions that they are managing and are attempting to reduce in an opportunistic way. There is no timeline of how long they expect the liquidation to take. As of December 31, 2007 the financial statements of Ellington Mortgage Partners, L.P. included investments whose fair values have been estimated by the investment manager in the absence of readily determinable fair values. The Funds proportionate share of these investments was $1,143,953 at December 31, 2007. Those estimated values may differ significantly from the value that would have been used had a ready market for the investments existed, and differences could be material. Financial statements subsequent to December 31, 2007 were not available.

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investment transactions are recorded on the effective date of the subscription to or redemption from the Portfolio Fund.

Interest income is recorded on an accrual basis and consists of interest earned on cash balances.

C. Income Taxes

Counsel to the Fund rendered an opinion that the Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes. Counsel to the Fund also rendered its opinion that, under a "facts and circumstances" test, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Fund adopted FIN 48 effective April 1, 2007. Based on its analysis, management has determined that the adoption of FIN 48 did not have a material impact to the Fund's financial statements upon adoption. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

D. Distribution Policy

The Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

E. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

F. Cash and cash equivalents

As of March 31, 2008, cash consists of an investment in a money market fund affiliated with the Administrator (as defined in Note 3). The investment is carried at cost, which approximates market value.

3. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER

A. Related Parties

Larch Lane Advisors LLC (the "Adviser") (formerly, 2100 Larch Lane LLC), a Delaware limited liability company, serves as the investment adviser of the Fund pursuant to an agreement dated October 13, 2006. The initial term of the agreement expires on October 13, 2008 and may be continued in effect from year to year thereafter if its continuance is approved annually. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). LLA

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

3. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

Holdings, LLC, the special member of the Adviser, owns 81.25% of the Adviser and is an indirect majority-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual plc, a London exchange listed international financial services firm. OMUSH is also a member of the Fund. OMUSH purchased $1,000,000 of Interests during the period ended March 31, 2007. OMUSH did not purchase or sell any Interests during the year ended March 31, 2008 and owns $1,131,256 of Interests as of March 31, 2008. The Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund. The Adviser has also paid various expenses for the Fund for which the Fund has a non-interest bearing payable which is due upon demand.

Under the agreement with the Adviser, the Fund does not pay any investment management fee to the Adviser. The fees are paid at the Feeder Fund level. However, under the agreement, in the event the Adviser ceases to serve as the Adviser to each Feeder, the Master Fund would then be subject to a fee that is calculated and payable in accordance with the lowest annual rate that had most recently been charged by the Adviser to a Feeder.

The Fund and the Feeder Fund have entered into a Master/Feeder Agreement dated October 13, 2006 and the Fund and the Institutional Feeder Fund have entered into a Master/Feeder Agreement dated February 8, 2007. Pursuant to the agreement, the Fund and the Feeders will each have the same investment objective and substantially the same investment policies. The Feeders will pursue their investment objectives by investing on an ongoing basis substantially all of their investable assets in the Fund in exchange for limited liability company interests in the Fund. The Master/Feeder Agreements will remain in effect unless terminated by the Fund or the Feeders.

B. Other

Pursuant to an administrative services agreement dated October 13, 2006 and amended February 8, 2007, SEI Investments Global Funds Services (the "Administrator"), provides various administrative services to the Fund and the Feeders, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Interests; reviewing and, subject to approval by the Fund, accepting subscriptions for Interests and accepting payment therefore; performing all acts related to the repurchase of Interests; and performing all other clerical services necessary in connection with the administration of the Fund. The initial term of the agreement expires on November 1, 2009 and may be continued in effect from year to year thereafter if its continuance is approved annually.

In consideration for the services provided by the Administrator, the Fund pays the Administrator a monthly fee calculated and assessed monthly in arrears at an annualized rate of 0.01% of the Fund's net assets, subject to a minimum annual fee of $5,000.

SEI Private Trust Company (the "Custodian") serves as the custodian for the assets of the Fund pursuant to an agreement dated October 13, 2006. In consideration for the services provided by the Custodian, the Fund pays the Custodian a monthly fee at an annualized rate of 0.0075% of the Fund's net assets, subject to a minimum annual fee of $1,500. The agreement will remain in effect unless terminated by the Fund or the Custodian.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

3. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

The Fund is managed by the Board of Managers (the "Board") and each member of the Board who is not an "interested manager" of the Fund, as defined by the 1940 Act (the "Independent Managers"), is entitled to an annual retainer of $2,500 and will be reimbursed by the Fund for travel-related expenses. The Independent Managers of the Board are Gerald Hellerman, Paul D. Malek, and George W. Morriss.

4. FUND EXPENSES

The Fund bears its own operating expenses. These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, investment-related interest expenses, all costs and expenses directly related to portfolio transactions and positions, transfer taxes and premiums and taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys or accountants engaged on behalf of the Fund; entity-level taxes, audit and tax preparation fees and expenses; administrative expenses and fees of the Fund; custody expenses of the Fund; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund; fees and travel-related expenses of the Board of the Fund who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the sub-Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

Amounts shown as expenses in the statement of operations and financial highlights include only those expenses charged directly to the Fund and do not reflect management fees, advisory fees, brokerage commissions and other fees and expenses incurred by the Portfolio Funds in which the Fund invested. These amounts are included in realized and unrealized gain (loss) on investments in funds in the statement of operations.

The Fund also indirectly bears fees and expenses of the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.

5. INITIAL OFFERING COSTS

The Fund incurred initial offering costs totaling approximately $14,725 comprised principally of legal costs pertaining to the preparation of the Fund's offering documents. These costs were amortized over the initial twelve-month period, which expired on October 31, 2007.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

6. BORROWINGS

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. The Fund had no borrowings during the year ended March 31, 2008.

7. CAPITAL ACCOUNTS AND ALLOCATIONS

The Fund maintains a separate capital account for each Member. The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) are credited to or debited against the capital accounts of Members as of the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member's investment percentage is determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.

A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of: (i) the last day of each fiscal year (March 31); (ii) the last day of each taxable year (December 31); (iii) the day preceding the date as of which any contributions to the capital of the Fund is made; (iv) any day as of which the Fund repurchases the Interest (or portion thereof) of any Member; or (v) any day as of which any amount is credit to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

8. SUBSCRIPTIONS AND REDEMPTIONS OF INTERESTS

The Board may admit one or more Members generally at the beginning of each month; provided, however, that the Fund may, in the discretion of the Board, admit Members more or less frequently.

No Member or other person holding an Interest or portion thereof shall have the right to require the Fund to repurchase that Interest or portion thereof. The Board, in its sole discretion and on such terms and conditions as it may determine, may cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. However, the Fund shall not offer to repurchase Interests on more than four occasions during any one fiscal year; provided that offers made more than semi-annually in any taxable year shall only be accepted if Members give at least 65 days' notice of their acceptance in any tax year, unless it has consulted with counsel to the Fund and determined that more frequent offers would not cause any adverse tax consequences to the Fund or the Members. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board shall consider, among other things, the recommendation of the Adviser.

9. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Portfolio Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing options contracts, and swap contracts. The Fund's risk of loss in the Portfolio Funds is limited to the value of the Fund's Investment.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

10. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

11. CONCENTRATION OF RISK

The Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds' net asset value.

The Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risk. The Portfolio Funds may enter into the following transactions and certain of the related risks are described below:

A. Short Sales

Short sales are sales of securities that are not owned or that are not intended for delivery and the seller will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the seller records unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. A realized gain or loss is recorded when the short position is closed out. By entering into short sales, the seller bears the market risk of increases in value of the security sold short in excess of the proceeds received.

B. Swap Agreements

A swap contract is a contract under which two parties agree to make periodic payments to each other based on the value of a security, a specified interest rate, an index or the value of some other instrument applied to a stated or "notional" amount. Swaps are subject to various types of risk, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

C. Options

The Portfolio Funds may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

11. CONCENTRATION OF RISK (CONTINUED)

D. Futures Contracts

The Portfolio Funds may use futures contracts for hedging and non-hedging purposes. Upon entering into a futures contract, the Portfolio Funds are required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. Pursuant to the contract, the Portfolio Funds agree to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio Funds as unrealized gains or losses. When the contract is closed, the Portfolio Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The use of futures transactions includes the risk of imperfect correlation in movements in the price of futures contracts, interest rates, underlying hedged assets, and the possible inability of the counterparties to meet the terms of their contracts.

E. Leverage Transactions

In order to obtain more investable cash, the Portfolio Funds may use various forms of leverage including purchasing securities on margin. Such leverage may allow the Portfolio Funds to increase partners' capital at a greater rate during favorable markets, but also may lead to a more rapid decrease in partners' capital in unfavorable markets. A margin transaction consists of purchasing an investment with money loaned by a broker and agreeing to repay the broker at a later date. Interest expense on the outstanding margin balance is based on market rates at the time of the borrowing.

F. Forward Foreign Currency Contracts

The Portfolio Funds may enter into forward foreign currency contracts. Forward contracts are over-the-counter contracts for delayed delivery of currency in which the buyer agrees to buy and the seller agrees to deliver a specified currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. All commitments are marked to market on each valuation date at the applicable foreign exchange rate and any resulting unrealized gain or loss is recorded on such date. The Portfolio Fund realizes gains and losses at the time forward contracts are extinguished or closed upon entering into an offsetting contract.

G. Repurchase Agreements

Repurchase agreements are agreements under which a Portfolio Fund or the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

11. CONCENTRATION OF RISK (CONTINUED)

H. Reverse Repurchase Agreements

Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.

I. Lending Portfolio Securities

Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which afford it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Sub-Manager may not exceed 33-1/3% of the value of a Portfolio Account's total assets, and, in respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

J. When-Issued and Forward Commitment Securities

Portfolio Managers may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

11. CONCENTRATION OF RISK (CONTINUED)

K. Restricted and Illiquid Investments

Portfolio Funds may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.

L. Liquidity

The Portfolio Funds provide for periodic redemptions, with lock-up provisions ranging from one year to three years from the initial investment. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions expire.

M. Credit Risk

The Fund will be exposed to credit risk on Portfolio Funds with whom they trade and will always bear the risk of settlement on default.

N. Interest Rate Risk

A number of the underlying funds that the Fund invests in may be interest rate sensitive, which means that their value and consequently, the New Asset Value of the Fund, may fluctuate as interest rates fluctuate.

12. INVESTMENT TRANSACTIONS

For the year ended March 31, 2008, the Fund made investments in Portfolio Funds in the amount of $2,796,271 and redeemed investments in Portfolio Funds in the amount of $4,138,385.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

13. INVESTMENTS

As of March 31, 2008, the Fund had investments in eighteen Portfolio Funds, none of which are related parties.

The Fund limits its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Fund will equal or exceed 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

Portfolio Funds' Investment Strategies:

CAPITAL STRUCTURE ARBITRAGE

Capital Structure Arbitrage managers will typically buy "long" and sell "short" different classes of securities of the same issuer in anticipation of profiting from the relative mispricing between them. Convertible-bond arbitrage and equity-warrant arbitrage are forms of balance-sheet arbitrage.

COMMODITY TRADING ADVISOR

Commodity Trading Advisor managers will typically have portfolio funds employing this particular strategy purchase and sell local or foreign currency, commodity futures and options or such futures contracts based on supply and demand factors affecting price within each market. Certain Portfolio funds also use commodity-related equities to implement their strategies.

EQUITY LONG BIAS

Equity Long Bias managers will typically have portfolios of long equities as well as some short positions. Unlike variable bias or market neutral, Equity Long Bias managers are expected to average at least 70% net long (gross long positions minus short positions). Leverage may be employed, though likely at a lower amount than market neutral or variable bias strategies. This strategy will show a high degree of correlation to equity markets, as the majority of their profits will stem from their long positions. Short positions will typically be used to hedge though may also be opportunistic in nature.

EQUITY MARKET NEUTRAL

Equity Market Neutral managers will typically have portfolios of long equities and short equities in equal amounts. While this strategy does offer some flexibility, managers in this strategy are expected to keep their net exposure within +/-20%. Leverage will be employed. Short positions can be hedges or profit centers. While an overall fund can be market neutral, managers may take sector exposure (though many do not). This strategy should show little correlation to equity markets, as returns are driven by stock picking, or in the case of quantitatively driven strategies, factors.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

13. INVESTMENTS (CONTINUED)

Portfolio Funds' Investment Strategies (concluded):

EQUITY VARIABLE BIAS

Equity Variable Bias managers will typically have portfolios of long equities and short equities. As per the strategy name, net exposure is variable, ranging from net long to net short to market neutral. Security selection may either be fundamental or quantitative while net exposure can be either bottom up (security specific) or top down (macro driven). Leverage is also variable, with some managers in this strategy using little or no leverage while others may use substantial leverage; typically, leverage will be lower than found in Equity Market Neutral. Short positions can be hedges or profit centers. While the bulk of the portfolio should consist of equities, indices, ETFS, options and futures may also be used. This strategy's correlation to equity markets will vary, with returns are driven by stock picking as well as net positioning.

EVENT DRIVEN

Event Driven managers will typically employ strategies that involve investing in companies experiencing significant corporate changes. Mispricings arise from events such as spin-offs, restructurings, stub trades, or other corporate changes that the broad market does not fully comprehend and appropriately value. This strategy also includes activist managers who take controlling stakes in companies and force the "event" internally.

LONG/SHORT EQUITY

Equity Long/Short managers generally involve making long and short equity investments, based primarily on the Advisor's assessment of fundamental value compared to market price. The managers employ a wide range of styles.

RELATIVE VALUE

Relative Value managers typically seek risk-adjusted absolute returns with volatility and correlation lower than the broad equity markets by allocating assets to Advisors that operate primarily in the global relative value sector. Relative value strategies seek to profit from the mispricing of financial instruments, capturing spreads between related securities that deviate from their fair value or historical norms. Directional and market exposure is generally held to a minimum or completely hedged. Strategies that may be utilized in the relative value sector include convertible arbitrage, equity arbitrage and fixed-income arbitrage. Other strategies may be employed as well.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (concluded)

14. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

15. SUBSEQUENT EVENTS

Subsequent to year end through May 29, 2008, the Fund received subscriptions in the amount of $3,070,117.

                 Old Mutual Absolute Return Master Fund, L.L.C.
             Board of Managers and Officers of the Fund (unaudited)

--------------------------------------------------------------------------------------------------------------------
                       TERM OF                                              NUMBER OF
                       OFFICE                                               FUNDS IN
NAME, AGE,             AND                                                  FUND COMPLEX   OTHER
AND POSITION           LENGTH             PRINCIPAL                         OVERSEEN       DIRECTORSHIPS
WITH THE               OF TIME            OCCUPATION DURING                 BY             HELD BY
FUND                   SERVED             PAST 5 YEARS                      MANAGER        MANAGERS
--------------------------------------------------------------------------------------------------------------------
                                               DISINTERESTED MANAGERS+
--------------------------------------------------------------------------------------------------------------------
Gerald Hellerman       Indefinite/Since   Principal, Hellerman                    6        Director, The Mexico
                       October 2006       Associates (financial and                        Equity and Income Fund,
                                          corporate consulting), 1993 -                    Inc.; Director,
Year of Birth: 1937                       present; Chief Compliance                        Innovative Clinical
                                          Officer, The Mexico Equity and                   Solutions, Ltd.;
                                          Income Fund, Inc., June 2001 -                   Director, FNC Realty;
Manager                                   present.                                         Director, AirNet
                                                                                           Systems, Inc.; Director,
                                                                                           MVC Capital, Inc.;
                                                                                           Director, Brantley
                                                                                           Capital Corporation
--------------------------------------------------------------------------------------------------------------------
Paul D. Malek          Indefinite/Since   General Counsel, Latigo                 6        None
                       October 2006       Partners, LP (investment
                                          management), February 2006 -
Year of Birth: 1967                       present; Associate, Milbank,
                                          Tweed, Hadley & McCloy LLP,
                                          May 2001 - January 2006.
Manager
--------------------------------------------------------------------------------------------------------------------
George W. Morriss      Indefinite/Since   Executive Vice President and            6        Trustee/Director,
                       October 2006       Chief Financial Officer,                         open-end and closed-end
                                          People's Bank (financial                         funds in Neuberger
Year of Birth: 1947                       services company), 1991 - 2001.                  Berman Fund Complex.

Manager
--------------------------------------------------------------------------------------------------------------------
                                                INTERESTED MANAGER*+
--------------------------------------------------------------------------------------------------------------------
Matthew Appelstein     Indefinite/Since   Senior Vice President of                6        Trustee, Old
                       April 2008         Product Strategy and                             Mutual/Claymore
Year of Birth: 1961                       Retirement Solution Planning,                    Long-Short Fund;
                                          Old Mutual (US) Holdings Inc.,                   Trustee, TS&W/Claymore
Manager, President                        2007 - present; Head of                          Tax-Advantaged Balanced
and Chief Executive                       Investment Services and                          Fund
Officer                                   Product Development, Old
                                          Mutual (US) Holdings Inc.,
                                          2003 - 2007.
--------------------------------------------------------------------------------------------------------------------

                 Old Mutual Absolute Return Master Fund, L.L.C.
       Board of Managers and Officers of the Fund (unaudited) (concluded)

--------------------------------------------------------------------------------------------------------------------
                       TERM OF
                       OFFICE                                               NUMBER OF
NAME, AGE,             AND                                                  FUNDS IN       OTHER
AND POSITION           LENGTH             PRINCIPAL                         FUND COMPLEX   DIRECTORSHIPS
WITH THE               OF TIME            OCCUPATION DURING                 OVERSEEN       HELD BY
FUND                   SERVED             PAST 5 YEARS                      BY MANAGER     MANAGERS
--------------------------------------------------------------------------------------------------------------------
                                           OFFICERS WHO ARE NOT MANAGERS+
--------------------------------------------------------------------------------------------------------------------
Ross Weissman          Indefinite/Since   Chief Financial Officer, Larch          N/A              N/A
                       October 2006       Lane Advisors LLC, 2005 -
                                          present; Controller and Chief
Year of Birth: 1970                       Financial Officer, Larch Lane
                                          Advisors LP, 1999 - 2005.
Treasurer and Chief
Financial Officer
--------------------------------------------------------------------------------------------------------------------
M. Todd  Williams      Indefinite/Since   Chief  Compliance Officer  and
                       October 2006       Chief  Legal Officer, Larch             N/A              N/A
                                          Lane Advisors LLC, 2003 -
Year of Birth: 1972                       present; Assistant General
                                          Counsel, Ranger Capital, March
                                          2003 - July 2003; Associate,
Chief Compliance                          Akin Gump Strauss Hauer & Feld,
Officer                                   LLP, September 1998 - February
                                          2003.
--------------------------------------------------------------------------------------------------------------------

* Manager who is an "interested person" (as defined by the 1940 Act) of the Fund because he is the Principal Executive Officer of the Fund and he is an officer of an affiliate of the Adviser.

+ The address of each Manager and Officer is as follows: c/o Larch Lane Advisors LLC, 800 Westchester Avenue, S-618, Rye Brook, New York 10573.

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. For the fiscal year ended March 31, 2008, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of this code of ethics is filed with this form N-CSR under Item 12 (a)(1).

Item 3.    Audit Committee Financial Expert.

(a)(1) The registrant's board of managers has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Gerald Hellerman. Mr. Hellerman is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Anchin, Block & Anchin LLP ("Anchin") related to Old Mutual Absolute Return Fund (the "Fund").

Anchin billed the Fund aggregate fees for services rendered to the Fund for the fiscal years ended March 31, 2008 and March 31, 2007 as follows:

------------------------------------------------------------------------------  ----------------------------------------------------
                                              2008                                                     2007
------------------------------------------------------------------------------  ----------------------------------------------------
                       All fees and      All fees and      All other fees       All fees and       All fees and      All other fees
                       services to the   services to       and services to      services to the    services to       and services to
                       Fund that were    service           service              Fund that were     service           service
                       pre-approved      affiliates that   affiliates that      pre-approved       affiliates that   affiliates that
                                         were              did not require                         were              did not require
                                         pre-approved      pre-approval                            pre-approved      pre-approval
------------------------------------------------------------------------------  ----------------------------------------------------
(a) Audit Fees(1)          $18,034             N/A               N/A                 $15,000             N/A               N/A
------------------------------------------------------------------------------  ----------------------------------------------------
(b) Audit-Related Fees        $0               N/A               N/A                    $0               N/A               N/A
------------------------------------------------------------------------------  ----------------------------------------------------
(c) Tax Fees                $6,224             N/A               N/A                  $5,000             N/A               N/A
------------------------------------------------------------------------------  ----------------------------------------------------
(d) All Other Feess(2)        $0               N/A               N/A                    $0               N/A               N/A
------------------------------------------------------------------------------  ----------------------------------------------------

Notes:

     (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings or engagements.

     (2) Non-audit fees include amounts related to services provided in order to provide auditor consents for audits to be included in subsequent filings.

 (e)(1) The registrant's Audit Committee pre-approves the principal accountant's engagements for audit and non-audit services to the registrant and, as required, non-audit services to service affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant's independence.

 (e)(2) Percentage of fees billed by Anchin applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

           ---------------------------------------------------------------
                                              2008             2007
           ---------------------------------------------------------------
           Audit-Related Fees                  0%               0%
           ---------------------------------------------------------------
           Tax Fees                            0%               0%
           ---------------------------------------------------------------
           All Other Fees                      0%               0%
           ---------------------------------------------------------------


     (f)  Not applicable.

     (g) The amount of non-audit fees that were billed by Anchin for services rendered to (i) the registrant, and (ii) the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2008 and March 31, 2007, were $0 and $0, respectively.

     (h)  Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following is the Proxy Voting Policies and Procedures of Larch Lane Advisors LLC (the "Adviser") in its entirety:

The Firm provides investment advisory services to private investment funds and managed accounts, and invests the assets of these Funds and accounts in securities issued by private issuers. Through these private issuers the Firm may be delegated the right to vote, on behalf of the Funds and accounts, proxies received from companies, the securities of which are owned by the underlying private issuers in which the Funds and accounts have invested. In addition, from time to time, the private issuers may amend or revise their governing documents or seek investor consents. The Firm has authority to vote proxies relating to such securities on behalf of the Funds and accounts it manages.

The Securities and Exchange Commission (the "SEC") has adopted Rule 206(4)-6 under the Investment Advisers Act. Under this rule, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients.

The Investment Committee (which may delegate a Proxy Committee for this purpose) is responsible for making all proxy voting decisions in accordance with these proxy voting policy and procedures (the "POLICIES"). The investment team is responsible for the actual voting of all proxies in a timely manner, while the Compliance Officer is responsible for monitoring the effectiveness of the Policies. (SEE Section IV, "Procedures for Proxies".)

The Policies attempt to generalize a complex subject. The Firm may, from time to time, determine that it is in the best interests of its clients to depart from specific policies described herein. The rationale for any such departure will be memorialized in writing by the Compliance Officer.

I. GENERAL POLICY

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, "PROXIES"), in a manner that reasonably furthers the best interests of the Funds managed by the Firm and is consistent with the investment philosophy as set forth in the relevant investment management documents, as determined by the Firm in its discretion, and taking into account relevant factors, including, but not limited to:

o    the impact on the value of the securities;

o    the anticipated costs and benefits associated with the proposal;

o    the effect on liquidity; and

o    customary industry and business practices.

II. SPECIFIC POLICIES

A. ROUTINE MATTERS

Routine matters are typically proposed by Management (as defined below) of a company and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the company; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.

For routine matters, the Firm will vote in accordance with the recommendation of the company's management, directors, general partners, managing members or trustees (collectively, the "MANAGEMENT"), as applicable, unless, in the Firm's opinion, such recommendation is not in the best interests of the investing Funds or accounts.

1. GENERAL MATTERS

The Firm will generally vote for proposals:

     o    to set time and location of annual meeting;

     o    to change the fiscal year of the company; and

     o    to change the name of a company.

2. BOARD MEMBERS

A. ELECTION OR RE-ELECTION. The Firm will generally vote for Management proposals to elect or re-elect Board members.

B. FEES TO BOARD MEMBERS. The Firm will generally vote for proposals to increase fees paid to Board members, unless it determines that the compensation exceeds market standards.

3. CAPITAL STRUCTURE

The Firm will generally vote for proposals to change capitalization, including to increase authorized common shares or to increase authorized preferred shares, as long as the proposal does not either: (i) establish a class or classes of shares or interests with terms that may disadvantage the class held by the investing Funds or accounts or (ii) result in disproportionate voting rights for preferred shares or other classes of shares or interests.

4. APPOINTMENT OF AUDITORS

The Firm will generally vote for the approval of auditors and proposals authorizing the Board to fix auditor fees, unless:

     o the Firm has serious concerns about the accountants presented, including their independence, or the audit procedures used; or

     o    the auditors are being changed without explanation.

B. NON-ROUTINE MATTERS

Non-routine matters involve a variety of issues and may be proposed by a company's Management or beneficial owners (I.E., shareholders, members, partners, etc. (collectively, the "OWNERS")). These proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the company; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the company; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of incorporation applicable to the company.

1. BOARD MEMBERS

A. TERM LIMITS. The Firm will generally vote for proposals to require a reasonable retirement age (E.G., 72) for Board members, and will vote on a case-by-case basis on proposals to attempt to limit tenure.

B. REPLACEMENT. The Firm will generally vote against proposals that make it more difficult to replace Board members, including proposals:

     o    to stagger the Board;

     o    to overweight Management representation on the Board;

     o to introduce cumulative voting (cumulative voting allows the Owners to "stack" votes behind one or a few individuals for a position on the Board, thereby giving minority Owners a greater chance of electing the Board member(s));

     o    to introduce unequal voting rights;

     o    to create supermajority voting; or

     o    to establish pre-emptive rights.

C. LIABILITY AND INDEMNIFICATION. In order to promote accountability, the Firm will generally vote against proposals to limit the personal liability of Board members for any breach of fiduciary duty or failure to act in good faith.

D. OWNERSHIP ISSUES. The Firm will generally vote for proposals that require Management to own a minimum interest in the company. The purpose of this policy is to encourage the alignment of Management's interests with the interests of the company's Owners. However, the Firm will generally vote against proposals for stock options or other compensation that grant an ownership interest for Management if such proposals offer greater than 15% of the outstanding securities of a company because such options may dilute the voting rights of other Owners of the company.

2. COMPENSATION, FEES AND EXPENSES

In general, the Firm will vote against proposals to increase compensation, fees or expenses to be paid to the company's Owners, unless the Firm determines that the benefits resulting to the company and its Owners justifies the increased compensation, fees or expenses.

In many circumstances, where private investment funds seek to change material terms such as compensation, fee and expense terms, the Firm will examine the investment opportunity anew in light of the proposed new terms, considering the private investment funds returns, portfolio and strategy allocations, alternative investment opportunities and other factors generally considered when making an investment decision. When applying this examination, the Firm may vote for proposals where the circumstances of a particular investment justify the revised compensation, fee and expense terms.

3. VOTING RIGHTS

The Firm will generally vote against proposals:

     o    to introduce unequal voting or dividend rights among the classes;

     o to change the amendment provisions of a company's charter documents by removing Owner approval requirements;

     o to require supermajority (2/3) approval for votes rather than a simple majority (1/2);

     o    to restrict the Owners' right to act by written consent; or

     o to restrict the Owners' right to call meetings, propose amendments to the articles of incorporation or other governing documents of the company or nominate Board members.

The Firm will generally vote for proposals that eliminate any of the foregoing rights or requirements.

4. TAKEOVER DEFENSES AND RELATED ACTIONS

The Firm will generally vote against any proposal to create any plan or procedure designed primarily to discourage a takeover or other similar action, including "poison pills". Examples of "poison pills" include:

     o    large increases in the amount of stock authorized but not issued;

     o blank check preferred stock (stock with a fixed dividend and a preferential claim on company assets relative to common shares, the terms of which are set by the Board at a future date without further action by the Owners);

     o compensation that would act to reward Management as a result of a takeover attempt, whether successful or not, such as revaluing purchase price of stock options, or "golden parachutes";

     o fixed price amendments that require a certain price to be offered to all Owners based on a fixed formula; and

     o greenmail provisions that allow a company to make payments to a bidder in order to persuade the bidder to abandon its takeover plans.

The Firm will generally vote for proposals that eliminate any of the foregoing rights or requirements, as well as proposals to:

     o require that golden parachutes or golden handcuffs be submitted for ratification by the Owners; and

     o to opt out of state anti-takeover laws deemed by the Firm to be detrimental.

The Firm will generally vote on a case-by-case basis regarding other proposals that may be used to prevent takeovers, such as the establishment of employee stock purchase or ownership plans.

5. REINCORPORATION

The Firm will generally vote for a change in the state of incorporation if the change is for valid business reasons (such as reincorporating in the same state as the headquarters of any controlling company).

6. DEBT ISSUANCE AND PLEDGING OF ASSETS FOR DEBT

The Firm will generally vote proxies relating to the issuance of debt, the pledging of assets for debt, and an increase in borrowing powers on a case-by-case basis, taking into consideration relevant factors, including, for example:

     o the potential increase in the company's outstanding interests or shares, if any (E.G., convertible bonds); and

     o the potential increase in the company's capital, if any, over the current outstanding capital.

7. MERGERS OR ACQUISITIONS

The Firm will vote proxies relating to mergers or acquisitions on a case-by-case basis, but will generally vote for any proposals that the Firm believes will offer fair value to its clients.

8. TERMINATION OR LIQUIDATION OF THE COMPANY

The Firm will vote proxies relating to the termination or liquidation of a company on a case-by-case basis, taking into consideration one or more of the following factors:

     o    terms of liquidation;

     o    past performance of the company; and

     o    strategies employed to save the company.

9. SOCIAL & ENVIRONMENTAL ISSUES AND CORPORATE RESPONSIBILITY

The Firm will vote proxies relating to social and environmental issues on a case-by-case basis, but will generally vote for any proposals that will reduce discrimination, improve protections to minorities and disadvantaged classes, and increase conservation of resources and wildlife.

The Firm will generally vote against any proposals that place arbitrary restrictions on the company's ability to invest, market, enter into contractual arrangements or conduct other activities. The Firm will also generally vote against proposals:

     o    to bar or restrict charitable contributions; or

     o    to limit corporate political activities.

10. ALL OTHER MATTERS

All other decisions regarding proxies will be determined on a case-by-case basis taking into account the general policy, as set forth above.

C. ABSTAINING FROM VOTING OR AFFIRMATIVELY NOT VOTING

The Firm will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Firm determines that abstaining or not voting is in the best interests of the Fund or account. In making such a determination, the Firm will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (E.G., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. The Firm will not abstain from voting or affirmatively decide not to vote a proxy if the Fund or account is a plan asset fund subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended. Furthermore, the Firm will not abstain from voting or affirmatively decide not to vote merely to avoid a conflict of interest.

III. CONFLICTS OF INTEREST

At times, conflicts may arise between the interests of the investing Funds or accounts, on the one hand, and the interests of the Firm or its affiliates, on the other hand. If the Firm determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Firm will address matters involving such conflicts of interest as follows:

A. If a proposal is addressed by the specific policies herein, the Firm will vote in accordance with such policies;

B. If the Firm believes it is in the best interest of the investing Funds or accounts to depart from the specific policies provided for herein, the Firm will be subject to the requirements of C or D below, as applicable;

C. If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Firm, the Firm may vote such proxy as it determines to be in the best interest of the investing Funds or accounts, without taking any action described in D below, provided that such vote would be against the Firm's own interest in the matter (I.E., against the perceived or actual conflict). The Firm will memorialize the rationale of such vote in writing; and

D. If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Firm, and the Firm believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Firm must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the Funds or accounts, as applicable; (c) inform the investors in the investing Funds or the owners of the investing accounts of the conflict of interest and obtain consent to (majority consent in the case of a Fund) vote the proxy as recommended by the Firm; or (d) obtain approval of the decision from the Firm's Compliance Officer and third party Legal Advisors.

IV. PROCEDURES FOR PROXIES

The Investment Committee will be responsible for determining whether each proxy is for a "routine" matter or not, as described above. All proxies identified as "routine" will be voted by the Chief Legal Officer in accordance with the Policies.

Any proxies that are not clearly "routine" will be submitted to the Investment Committee, who/which will determine how to vote each such proxy by applying the Policies. Upon making a decision, the proxy will be executed and returned to the Chief Legal Officer for submission to the company. Upon receipt of an executed proxy, the Firm's paralegal will update the investing Funds' or accounts' proxy voting record. The Chief Legal Officer is responsible for the actual voting of all proxies in a timely manner. The Compliance Officer is responsible for monitoring the effectiveness of the Policies.

In the event the Firm determines that the investing Funds or accounts should rely on the advice of an independent third party or a committee regarding the voting of a proxy, the Firm will submit the proxy to such third party or committee for a decision. The Chief Legal Officer will execute the proxy in accordance with such third party's or committee's decision.

V. RECORD OF PROXY VOTING

The Compliance Officer also will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Compliance Officer will also maintain records relating to each proxy, including (i) the determination as to whether the proxy was routine or not, (ii) the voting decision with regard to each proxy; and (iii) any documents created by the Investment Committee, or others, that were material to making the voting decision.

The Firm will maintain a record of each written request from an investor in a Fund or owner of an managed account for proxy voting information and the Firm's written response to any request (oral or written) from an investor in a Fund or owner of an managed account for proxy voting information.

The Compliance Officer will maintain such records in its offices for two years from the end of the fiscal year during which the record was created, and for an additional three years in an easily accessible place.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(A)(1) PORTFOLIO MANAGERS

The day-to-day management of the Fund's portfolio is the responsibility of the Adviser's Investment Committee, which is led by Mark Jurish, the Adviser's Chief Investment Officer, and also includes Kenneth Stemme and Ross Weissman (each, a "Portfolio Manager").

Mark Jurish is the Chief Executive Officer of the Adviser, an investment advisory firm dedicated to the alternative investment industry and serving hedge funds and institutional investors. The Adviser is registered with the SEC as an investment advisor and with the CFTC as a Commodity Pool Operator. Prior to forming the Adviser in 1999, Mr. Jurish was Managing Director at Paloma Partners, a firm that he joined in 1988. At Paloma, Mr. Jurish was primarily responsible for evaluating, selecting, and monitoring suitable investments for various Paloma trading entities, as well as creating and structuring new products. His duties included the creation and management of the initial Upstream Partners Fund in 1993. From 1986 to 1988, Mr. Jurish was employed at Skadden, Arps, Slate, Meagher and Flom as a specialist in financial investment modeling and management consulting. Mr. Jurish began his financial career in 1984 at Arthur Young & Company (a predecessor of Ernst & Young), an international accounting and consulting firm. Previously, he served as an Independent Trustee of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, on the Best Practices Committee of the Greenwich Roundtable and on the Board of Directors for the Managed Funds Association. Mr. Jurish received his B.A. from State University of New York at Albany in 1980 and his M.B.A. in Finance from New York University in 1984.

Ross M. Weissman is the Chief Financial Officer of the Adviser. Mr. Weissman originally joined the Adviser in December, 1999. Prior to joining the Adviser, Mr. Weissman was employed at Kenmar Advisory Corp in the fund administration and risk management group. In 1997, Mr. Weissman joined Wexford Management as the controller for the Wexford Spectrum Fund, where he was responsible for the accounting and operations of the fund. From December 1996 until April 1997, he was employed with KPMG Peat Marwick as a senior consultant in the forensic accounting group. Mr. Weissman began his career in October 1994 with the public accounting firm of Leslie Sufrin and Company. He is a Certified Public Accountant and received his B.B.S. from Pace University.

Kenneth W. Stemme, Director of Research, joined the Adviser in April 2007. Mr. Stemme was previously a Senior Vice President and Director of Hedge Fund Investments at Northern Trust Global Advisors, where he managed approximately $1 billion in assets and chaired the Hedge Fund Investment Committee. Prior to joining Northern Trust in 2003, Mr. Stemme was a Managing Director in the Alternative Investment Group at American Express Asset Management. From 1999 to 2002, Mr. Stemme was Executive Director in the Alternative Investment Group at CIBC Oppenheimer, where he was involved in the creation and management of a registered fund of funds. From 1990 through 1998, Mr. Stemme worked at Harris Associates, last serving as a research associate. Mr. Stemme received his B.A. from Cornell University and his M.B.A. from DePaul University.

(A)(2) OTHER FUNDS AND ACCOUNTS MANAGED

The following table sets forth information about funds and accounts other than the Fund for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of March 31, 2008.

                             REGISTERED INVESTMENT         POOLED INVESTMENT
                           COMPANIES MANAGED BY THE        VEHICLES MANAGED          OTHER ACCOUNTS MANAGED
                               PORTFOLIO MANAGER       BY THE PORTFOLIO MANAGER     BY THE PORTFOLIO MANAGER
                           ------------------------    ------------------------     ------------------------
NAME OF FUND'S
PORTFOLIO MANAGER           NUMBER     TOTAL ASSETS     NUMBER     TOTAL ASSETS      NUMBER     TOTAL ASSETS
------------------------   --------    ------------    --------   --------------    --------    ------------
Mark Jurish                    5       $35,174,371        17      $688 million         1        $195 million

Kenneth Stemme                 5       $35,174,371        17      $688 million         1        $195 million

Ross Weissman                  5       $35,174,371        17      $688 million         1        $195 million

                              REGISTERED INVESTMENT               POOLED INVESTMENT
                             COMPANIES MANAGED BY THE               VEHICLES MANAGED                OTHER ACCOUNTS MANAGED
                                 PORTFOLIO MANAGER              BY THE PORTFOLIO MANAGER           BY THE PORTFOLIO MANAGER
                          -------------------------------     -----------------------------     ------------------------------

                                             TOTAL ASSETS                      TOTAL ASSETS                     TOTAL ASSETS
                           NUMBER WITH          WITH             NUMBER WITH      WITH           NUMBER WITH         WITH
NAME OF FUND'S            PERFORMANCE-       PERFORMANCE-       PERFORMANCE-   PERFORMANCE-      PERFORMANCE-   PERFORMANCE-
PORTFOLIO MANAGER           BASED FEES        BASED FEES         BASED FEES     BASED FEES        BASED FEES     BASED FEES
-----------------------   -------------      ------------     ---------------  ------------     -------------   --------------
Mark Jurish                     0                                    3         $25 million             0

Kenneth Stemme                  0                                    3         $25 million             0

Ross Weissman                   0                                    3         $25 million             0

(a)(3) Compensation

Compensation for the Portfolio Managers is a combination of a fixed salary and a bonus. The bonus paid to a Portfolio Manager for any year may be made with reference, in part, to the performance of the Fund or any other fund or account managed by the Adviser during such year. The amount of salary and bonus paid to the Portfolio Managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support. As part of their compensation, the Portfolio Managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus, without any contribution from the Adviser, into a tax-qualified retirement plan.

(a)(4) Fund Ownership

The following table sets forth the dollar range of Interests beneficially owned by the Portfolio Managers as of March 31, 2008.

                  Portfolio Manager                  Dollar Range
                  -----------------                  ------------
                  Mark Jurish                        None
                  Kenneth Stemme                     None
                  Ross Weissman                      None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                             Old Mutual Absolute Return Fund, L.L.C.

By (Signature and Title)*                /s/ Matthew Appelstein
                                         -----------------------------------
                                         Matthew Appelstein
                                         President & Chief Executive Officer
Date: June 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                /s/ Matthew Appelstein
                                         -----------------------------------
                                         Matthew Appelstein
                                         President & Chief Executive Officer
Date: June 5, 2008


By (Signature and Title)*                /s/ Ross Weissman
                                         -----------------------------------
                                         Ross Weissman
                                         Treasurer & Chief Financial Officer
Date: June 5, 2008

* Print the name and title of each signing officer under his or her signature.